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                                                                  EXHIBIT 3.B(1)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our report dated January 24, 2001, on A I M Distributors, Inc. financial statements for the year ended December 31, 2000, included in this Amendment No 4. to Form S-6 of the registration statement on Form N-8B-2 for A I M Summit Investors
Plans II.



                                                       /s/ ARTHUR ANDERSEN LLP


Houston, Texas
February 20, 2001